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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2005

MORTGAGEIT SECURITIES CORP. (as depositor under a Series 2005-1 Indenture dated as of January 19, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-1)

                           MORTGAGEIT SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                       333-119686                56-2483326
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


33 Maiden Lane
New York, New York                                                  10038
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(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 651-7700.


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01         ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MORTGAGEIT SECURITIES CORP.


                                                     By:    /s/ John R. Cuti
                                                        ------------------------
                                                     Name:  John R. Cuti
                                                     Title: Secretary


Dated: January 19, 2005

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                                  EXHIBIT INDEX


Exhibit
Number            Description
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25.1              Statement of Eligibility of Deutsche Bank National Trust
                  Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.